                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement      [_]  Confidential, for Use of the

[X]  Definitive Proxy Statement            Commission Only (as permitted

[_]  Definitive Additional Materials          by Rule 14a-6(e)(2))

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                GRANDBANC, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------


     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

    4.    Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

    5.    Total Fee Paid:



[_]  Fee paid previously with preliminary materials:


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ---------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ---------------------------------------------

     3    Filing Party:

          ---------------------------------------------

     4.   Date Filed:

          ---------------------------------------------

                                GRANDBANC, INC.



                                March 20, 1998



Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of GrandBanc, Inc. (the "Company") to be held at GrandBank, 1800 Rockville Pike, Rockville, Maryland on Thursday, May 7, 1998 at 10:00 A.M.

     The Annual Meeting has been called for the election of five directors and the ratification of the appointment of the Company's independent auditors for 1998. Enclosed is a proxy statement, a proxy card and an Annual Report to Stockholders for 1997. Directors and officers of the Company, as well as a representative of Stegman & Company, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                         Sincerely,

                                         /s/ Steven K. Colliatie

                                         Steven K. Colliatie
                                         President and Chief Executive Officer

                                GRANDBANC,INC.
                              1800 Rockville Pike
                          Rockville, Maryland  20852
                                (301) 770-1300

                  ------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 7, 1998
                  ------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of GrandBanc, Inc. (the "Company") will be held at GrandBank, 1800 Rockville Pike, Rockville, Maryland at 10:00 A.M. on Thursday, May 7, 1998.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of five (5) directors of the Company to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified;

     2. The ratification of the appointment of Stegman & Company as the Company's independent certified public accountants for the fiscal year ending December 31, 1998; and

     3. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.
Stockholders of record at the close of business on March 6, 1998 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ David L. Erickson
                                    David L. Erickson, Secretary

Rockville, Maryland
March 20, 1998


--------------------------------------------------------------------------------
      IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE
         EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A
      QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
            NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                ---------------
                                      OF
                                GRANDBANC, INC.
                              1800 ROCKVILLE PIKE
                          ROCKVILLE, MARYLAND  20852


                       --------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 7, 1998
                       --------------------------------


GENERAL

     This Proxy Statement is furnished to stockholders of GrandBanc, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at GrandBank (the "Bank"), 1800 Rockville Pike, Rockville, Maryland, on Thursday, May 7, 1998, at 10:00 A.M. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 20, 1998.

VOTING AND PROXIES

     Stockholders of record of the common stock, $.10 par value, of the Company (the "Common Stock"), as of the close of business on March 6, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 4,049,665 shares of Common Stock outstanding and entitled
to vote, held by approximately [      ] holders of record.  Each share is
entitled to one vote on all matters submitted to the vote of stockholders, including the election of directors. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Shares represented by a properly executed and unrevoked proxy received in time to be voted at the Annual Meeting will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted "FOR" (i) each of the nominees for election as director set forth below, and (ii) ratification of the appointment of Stegman & Company as the Company's independent auditors for the 1998 fiscal year. The proxy also confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable or refuses to serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.

     Shares represented by proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast.
Shares represented by proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not, by itself, revoke such stockholder's proxy.

COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Company's Common Stock outstanding at the Record Date, as well as information as to the Common Stock beneficially owned by each of the Company's directors including the Chief Executive Officer, and all of the Company's directors and executive officers as a group.

                                                       SHARES OF COMMON STOCK
                    NAME                      BENEFICIALLY OWNED AT RECORD DATE/(1)(2)/  PERCENT OF CLASS/(3)/
                    ----                      -----------------------------------------  ----------------------
DIRECTORS
Abbey J. Butler                                              360,000/(2)(4)/                   8.87%
207 Dune Road
Westhampton Beach, NY  11978
Steven K. Colliatie                                           61,349/(2)/                      1.49%
Melvyn J. Estrin                                             734,547/(2)(5)/                  18.09%
6508 Kenhill Road
Bethesda, MD  20817
Avis Y. Pointer                                               13,478/(2)/                       .33%
Joan H. Schonholtz                                           365,681/(2)(6)/                   9.01%
4201 N. Ocean Boulevard
Boca Raton, FL  33431
All, directors and executive officers as a                 1,535,055/(2)/                     36.99%
 group (7 persons)
BENEFICIAL OWNERS OF GREATER THAN FIVE
 PERCENT OF THE COMMON STOCK
Abod Enterprises                                             254,428                           6.28%
15756 Cherry Blossom Lane
North Potomac, MD  20878
Joel and Sharon Comiteau                                     350,000                           8.64%
30 Stone Drive
West Orange, NJ 07052

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within sixty days of the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock.
(2)  Includes 10,000, 60,000, 10,000, 10,000, 10,000, and 100,000 shares which
     Directors Butler, Colliatie, Estrin, Pointer and Schonholtz and all directors and executive officers as a group, respectively, have the right to acquire upon the exercise of options exercisable within sixty days of the Record Date.
(3) Represents percentage of 4,049,665 shares issued and outstanding as of the Record Date, except with respect to persons beneficially owning options exercisable within sixty days of the Record Date, in which event represents percentage of shares issued and outstanding as of the Record Date plus the number of shares with respect to which such person holds options exercisable within sixty days of the Record Date.
(4) Includes 150,000 shares owned by C.B. Equities Retirement Trust, of which Mr. Butler is co-trustee.
(5) Includes 60,000 shares owned by the Sidney Goldstein Family Trust, of which Mr. Estrin is trustee, 77,332 shares owned by the Estrin Grandchildren Trust, 35,000 shares owned by the Lemer Grandchildren Trust of which Mr. Estrin is co-trustee, and 125,845 shares owned by the Estrin Family Limited Partnership which Mr. Estrin controls.
(6) Includes 281,555 shares owned by the Joan H. Schonholtz Revocable Trust and 74,126 shares owned by the George J. Schonholtz Revocable Trust. Ms. Schonholtz and her spouse are trustees of each of these trusts.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of five members.
The Board has set the size of the Board of Directors to be elected at the Annual Meeting at five. If elected at the Annual Meeting, the nominees of the Board of Directors listed below will hold office until the Annual Meeting of Stockholders to be held in 1999, or until their successors have been duly elected and qualified. Under Maryland law, directors are elected by a majority of the votes cast at the Annual Meeting by holders of shares entitled to vote on the election of directors.

     Unless otherwise directed in the enclosed form of proxy, the persons named in such proxy will vote "FOR" the election of each of the named nominees. If any of the nominees is unable to serve, the persons named as proxy will vote shares represented by properly executed, unrevoked proxies for the election of such substitute nominee or nominees as the Board of Directors, in its discretion, may determine, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee, his or her name, age as of the Record Date and the year he or she first became a director of the Company. The current term of each director ends in 1998. Each director of the Company also is a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption.

         NAME           AGE AS OF THE RECORD DATE  DIRECTOR SINCE/(1)/
         ----           -------------------------  -------------------
Abbey J. Butler                    60                    1993
Steven K. Colliatie                46                    1991
Melvyn K. Estrin                   55                    1993
Avis Y. Pointer/(2)/               59                    1979
Joan H. Schonholtz                 64                    1979

-----------------
(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Ms. Pointer resigned from the Board of Directors in 1993 and was reappointed in 1994.

     Presented below is certain additional information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     ABBEY J. BUTLER is Co-Chairman and Co-Chief Executive Officer of Avatex Corporation, a position, he has held since 1997. From 1991 to 1996, he was Co-Chairman and Co-Chief Executive Officer of FoxMeyer Health Corporation. During 1996, FoxMeyer Drug Company, a subsidiary of FoxMeyer Health Corporation, filed a petition under Chapter 11 of the federal bankruptcy laws. Mr. Butler is also President and Director of C.B. Equities, Corp., a private investment company.

     STEVEN K. COLLIATIE has been President and Chief Executive Officer of the Company since 1992 and of the Bank since 1991. Prior to that time, Mr. Colliatie was President of First Liberty National Bank in Washington, D.C. from 1989 to 1991.

     MELVYN J. ESTRIN is Chairman of the Board of the Company and the Bank. He is Co-Chairman and Co-Chief Executive Officer of Avatex Corporation, a position, he has held since 1997. From 1991 to 1996, he was Co-Chairman and Co-Chief Executive Officer of FoxMeyer Health Corporation. During 1996, FoxMeyer Drug Company, a subsidiary of FoxMeyer Health Corporation, filed a petition under Chapter 11 of the federal bankruptcy laws. Mr. Estrin is also Chairman of the Board of University Research Corporation, a government contracting company.

     AVIS Y. POINTER has been President of Quantum Leap, Inc. since April 1, 1995. Prior to that, she was Vice President of The National Medical Association from 1983 to July 1, 1995, and from 1980 to 1993, she served as Associate Vice President of Howard University.

     JOAN H. SCHONHOLTZ was Secretary/Treasurer of Schonholtz & Magee, M.D., Orthopedics P.A. from 1977 to June 15, 1995, at which time she retired from that position.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

       NAME          AGE AS OF THE RECORD DATE          POSITION
       ----          -------------------------  ------------------------
David L. Erickson              49               Executive Vice President
                                                     and Secretary

     DAVID L. ERICKSON has served as Executive Vice President and Secretary of the Company and the Bank since October 1996. Prior to joining the Bank, Mr. Erickson served as Chief Financial Officer of Greater Atlantic Savings Bank from 1995 to 1996, as Senior Vice President of Operations of the Prudential Preferred Properties from 1992 to 1995 and as Chief Financial Officer of Zalco Realty, Inc. from 1990 to 1992. From 1983 to 1990 Mr. Erickson served as an Executive Officer and Director of TrustBank Savings, F.S.B.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. During 1997, the Board of Directors of the Company held twelve meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's Board meetings and committee meetings on which such director served during 1997. The Board of Directors of the Company has standing Audit and Compensation Committees.

     The Audit Committee of the Board of Directors has the general responsibility of supervising, on behalf of the Board of Directors, the performance of the auditing functions of the Bank and the Company. The Audit Committee held one meeting during 1997. The Audit Committee is currently comprised of all outside Directors.

     The Compensation and Stock Option Committee of the Company's Board of Directors has the general responsibility of reviewing the compensation and benefits for all employees of the Company and the Bank and specifically reviewing the individual salaries and benefits of officers of the Company and the Bank. The Compensation and Stock Option Committee is currently comprised of Melvyn Estrin, Chairman, Abbey J. Butler and Joan H. Schonholtz. The Committee held one meeting during 1997.

     The Company's Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements currently set forth in the bylaws of the Company. The Nominating Committee met once during 1997.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for fiscal 1997, 1996, and 1995 paid to the Company's Chief Executive Officer. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 1997 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                         Long-Term Compensation
                                                                                         -----------------------
                                              Annual Compensation                           Awards                  Payouts
                                    ---------------------------------------              -------------            ------------
                                                                             Restricted   Securities
     Name and Principal                                     Other Annual       Stock      Underlying      LTIP     All Other
          Position            Year  Salary/(1)/   Bonus   Compensation/(2)/    Awards     Options (#)   Payouts   Compensation
----------------------------  ----  -----------  -------  -----------------  ----------  -------------  --------  ------------
Steven K. Colliatie           1997    $135,380    $   --            $14,565          --            --         --            --
 President and Chief          1996     150,706    13,598                 --          --        15,000         --            --
  Executive Officer           1995     118,847        --                 --          --            --         --            --


-----------------
(1)  Salary in 1996 includes base salary and compensation for unused vacation.
(2) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount shown above for 1997 consists of an annual automobile allowance and supplementary health and dental benefits. The amounts of such benefits received by the named executive officer in 1995 and 1996 did not exceed 10% of the executive officer's salary and bonus.

FISCAL YEAR-END OPTION VALUE

     The following table sets forth information concerning the number and potential realizable value at the end of the fiscal year of options held by the Company's Chief Executive Officer. No options were granted to or exercised by the Company's Chief Executive Officer during fiscal 1997.

                       NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                         UNEXERCISED OPTIONS/SARS AT     IN-THE-MONEY OPTIONS/SARS AT
                              FISCAL YEAR END(#)              FISCAL YEAR END ($)
        NAME              EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
        ----           --------------------------------  -----------------------------
Steven K. Colliatie                       55,000/5,000                  $79,375/3,125

-----------------------
(1) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at December 31, 1997 ($3.37), which was the closing bid price of the Common Stock on December 31, 1997 as reported in The Washington Post and the exercise price of the options.

     EMPLOYMENT AGREEMENT. In February 1996, the Company and the Bank entered into an Employment Agreement ("Agreement") with Steven K. Colliatie (the "Executive"). The Agreement has an initial term of three years, and provides for a three-year extension after the initial term, provided the Board of Directors of the Company and the Bank each determines that the Executive's performance has met its requirements and that the Agreement shall be extended.

     The Boards of Directors of the Company and the Bank believe that the Agreement assures fair treatment of the Executive in relation to his career with them by assuring him of some financial security. The Agreement also protects the stockholders of the Company by encouraging the Executive to continue his attention to his duties without distraction in a potential merger or takeover circumstance and by helping to maintain the Executive's objectivity in considering any proposals to acquire the Company.

     Salary and Bonus. The Agreement provides for the payment of cash and other benefits to the Executive. During its term, the Executive will receive a fixed salary of $135,000 per year, reviewed annually and subject to increase but not decrease. The Agreement also provides for annual performance bonuses of designated percentages of the Bank's net earnings based upon the Bank's annual return on average assets ("ROA") (measured by dividing annual net income by average total assets for the year), as follows: 4.0% if ROA is .70% to .89%, 4.5% if ROA is .9% to .99%, 5.0% if ROA is 1.0%, 6.0% if ROA is 1.1%, and 10% if
ROA is 1.2% or greater. In addition, the Agreement provides for the payment of 1.0% of the gross sales price of certain other real estate (a nonperforming asset), provided the sales proceeds are in excess of the Bank's book value of the property. No bonus has been paid under these formulas for 1997. The Agreement does not provide for, but does not prohibit the payment of, bonuses or other compensation if these targets are not met.

     Stock Options. The Agreement calls for the grant of options for 15,000 shares of the Company's Common Stock at market value, exercisable one-third at the date of grant and one-third each on the first and second anniversary of grant. Such options were granted in 1996 at an exercise price of $2.00 per share.

     Expense Reimbursement; Benefits. In addition to the above items, the Agreement provides for the reimbursement of reasonable business expenses, including an automobile allowance, and participation in Company and Bank health, insurance and other plans.

     Termination. The Agreement also provides for special separation payment benefits in the event of termination of the Executive's employment under certain circumstances. If the Executive's employment is terminated for cause, all obligations of the Bank and the Company under the Agreement cease. Termination for "cause" means a termination because of the Executive's willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform duties, willful violation of any law, rule or regulations other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of the Agreement. If the Company terminates the Executive's employment without cause (other than by reason of death or disability) the Executive shall be entitled to severance pay equal to the Executive's unpaid salary and expenses, accrued vacation and sick time, and an additional amount equal to 2.0 times his annual salary at the rate in effect immediately prior to termination; additionally, the options granted pursuant to the Agreement become immediately exercisable and shall remain exercisable for two years.

     Change in Control. In the event of a change in control of the Company, the Executive may be entitled to payment of certain benefits. If the Executive terminates his employment within twelve months following a change in control of the Bank or the Company, he is entitled to the same benefits payable in the event of a termination by the Company or the Bank without cause, provided that the Company or the Bank has required him to move his residence or his place of employment by more than thirty-five miles, his compensation and benefits have been substantially reduced, he is assigned duties inconsistent with those normally associated with his position, or his responsibly or authority is materially reduced. In no event, however, may such payments after a change in control exceed the limits of Section 280G of the Internal Revenue Code.

     Definition of Change in Control. The Agreement defines a "change in control" as (a) the acquisition by any person of more than 25% of the outstanding capital stock of the Company, (b) the acquisition by any person of control of the election of a majority of the Bank's or the Company's directors,
(c) the exercise of a controlling influence over the management or polices of the Bank or the Company by any person or persons acting as a group, within the meaning of section 13(d) of the Securities Exchange Act of 1934, or (d) the election or nomination, within two consecutive years, of directors such that the directors at the beginning of such period (and other directors approved by a two-thirds vote of such directors) do not constitute at least two-thirds of directors at the end of the two-year period.

DIRECTOR COMPENSATION

     Directors did not receive a retainer or fees for attendance at full Board or committee meetings during 1997.

     The Company has adopted a stock option plan for all directors who are not also employees of the Company or the Bank. On May 12, 1994, all directors were each granted options for 5,000 shares of Common Stock and, on an annual basis commencing on May 12, 1995, directors are granted options to purchase 2,500 shares of the Common Stock at an exercise price equal to the fair market value as of the date of grant. Each option granted becomes exercisable one year from the date of grant. Directors who are officers of the Company or the Bank are eligible to participate in the Company's 1994 Incentive Stock Option Plan.

CERTAIN TRANSACTIONS

     The Company and the Bank have had in the past, and expect to have in the future, banking transactions in the ordinary course of business with directors and executive officers of the Company and the Bank. All such transactions are effected in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

     Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent stockholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has selected Stegman & Company, independent public accountants, to be its auditors for the year 1998, subject to ratification by the Company's stockholders. Stegman and Company has audited the financial statements of the Company for each year since 1991. A representative of Stegman & Company will be present at the Annual Meeting to respond to stockholders' questions, and will have the opportunity to make a statement if he or she so desires.

     The appointment of the auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stegman & Company.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1997 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 1800 Rockville Pike, Rockville, Maryland 20852 no later than January 8, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Any proposal by a stockholder to bring up any matter of business at the Annual Meeting or to nominate any person for election as a director at the Annual Meeting, which will not be included in the Company's proxy materials, must have been received by the Company not later than February 8, 1999, subject to change to a later date in the event that the date of the 1999 Annual Meeting of Stockholders varies significantly from the date of the Annual Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: SECRETARY, GRANDBANC, INC., 1800 ROCKVILLE PIKE, ROCKVILLE, MARYLAND 20852.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ David L. Erickson

                                    David L. Erickson, Secretary

Rockville, Maryland
March 20, 1998

                                REVOCABLE PROXY
                                GRANDBANC, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby makes, constitutes and appoints Joan H. Schonholtz and Steven K. Colliatie and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of GrandBanc, Inc. (the "Company ") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held on May 7, 1998 and at any adjournment or postponement thereof.

ELECTION OF DIRECTORS

    [_]   FOR all nominees listed below (except as noted to the contrary below)
    [_]   WITHHOLD AUTHORITY to vote for all nominees listed below

     Nominees: Abbey J. Butler, Steven K. Colliatie, Melvyn K. Estrin, Avis
               Y.Pointer, Joan H. Schonholtz

     (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
--------------------------------------------------------------------------------

RATIFICATION OF APPOINTMENT OF AUDITORS

     Ratification of the appointment of Stegman & Company as the Company's auditors for the year ending December 31, 1998.
     [_] FOR   [_] AGAINST   [_] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                    -------------------------------------------
                                    Signature of Shareholder


                                    -------------------------------------------
                                    Signature of Shareholder

                                    Dated:                 , 1998
                                          -----------------

   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.